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                                                                   EXHIBIT 10.26

CONFIDENTIAL

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                              CALL OPTION AGREEMENT

                                      AMONG

                   SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD

                SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD

                        BEIJING DOTAD TECHNOLOGY CO., LTD

                                       AND

                      BEIJING FOCUS MEDIA WIRELESS CO., LTD

                                   DATED AS OF

                                  MAY 22, 2006

================================================================================

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                              CALL OPTION AGREEMENT

This CALL OPTION AGREEMENT (this "AGREEMENT") is entered into in Shanghai of the People's Republic of China (the "PRC") as of [date], 2006 by and among the following Parties:

(1) SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (hereinafter "FOCUS MEDIA ADVERTISEMENT")
     REGISTERED ADDRESS: F Room 1003, No.1027, Changning Road, Changning District, Shanghai
     LEGAL REPRESENTATIVE: Jason Nanchun Jiang

(2) SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (hereinafter "FOCUS MEDIAADVERTISING AGENCY")
     REGISTERD ADDRESS: A65 Room, 28th Floor, No. 369, Changning Road, Changning District, Shanghai
     LEGAL REPRESENTATIVE: Jason Nanchun Jiang

(3) BEIJING DOTAD TECHNOLOGY CO., LTD. (hereinafter "DOTAD TECHNOLOGY") REGISTERED ADDRESS: No. 1, Qi Road, Shangdi Development Region, Haidian District, Beijing
     LEGAL REPRESENTATIVE: [ ]

(4) BEIJING FOCUS MEDIA WIRELESS CO., LTD. (hereinafter "FOCUS MEDIA WIRELESS") REGISTERED ADDRESS: Room 511, Huizhong Building, No. 1, Qi Road, Shangdi Development Region, Haidian District, Beijing
     LEGAL REPRESENTATIVE: [ ]

( Focus Media Advertisement and Focus Media Adverting Agency hereinafter shall be individually referred to as a "SHAREHOLDER" and collectively, the "SHAREHOLDERS". Shareholders, Dotad Technology and Focus Media Wireless hereinafter shall be individually referred to as a "PARTY" and collectively referred to as the "PARTIES".)

WHEREAS:

(1) Shareholders are the enrolled shareholders of Focus Media Wireless, legally holding all the equity of the company as of the execution date of this Agreement, of which Focus Media Advertisement holds 90% interest while Focus Media Advertising Agency holds 10%.

(2) The Shareholders intend to transfer to Dotad Technology, and Dotad Technology is willing to accept, all their respective equity interest in Focus Media Wireless to the extent not violating PRC Law.

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(3)  In order to conduct the above equity transfer, the Shareholders agree to jointly grant Dotad Technology an irrevocable call option for equity transfer (hereinafter the "CALL OPTION"), under which and to the extent permitted by PRC Law, the Shareholders shall on demand of Dotad Technology transfer the Option Equity (as defined below) to Dotad Technology and/or any other entity or individual designated by it in accordance with the provisions contained herein.

THEREFORE, the Parties hereby have reached the following agreement upon mutual consultations:

                             ARTICLE 1 - DEFINITION

1.1 Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

"PRC LAW" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

"OPTION EQUITY" shall mean, in respect of each of the Shareholders, all of the equity interest held thereby in the Focus Media Wireless Registered Capital (as defined below);(in respect of Focus Media Advertisement, means the 90% equity it holds in Focus Media Wireless, in respect of Focus Media Advertising Agency, means the 10% equity it holds in Focus Media Wireless.).

"FOCUS MEDIA WIRELESS REGISTERED CAPITAL" shall mean the registered capital of Focus Media Wireless as of the date of this Agreement, which shall include any expanded registered capital as the result of any capital increase within the term of this Agreement.

"TRANSFERRED EQUITY" shall mean the equity of Focus Media Wireless which Dotad Technology has the right to require the Shareholders to transfer to it or its designated entity or individual when Dotad Technology exercises its Call Option (hereinafter the "EXERCISE OF OPTION") in accordance with Article 3.2 herein, the amount of which may be all or part of the Option Equity and the details of which shall be determined by Dotad Technology at its sole discretion in accordance with the then valid PRC Law and from its commercial consideration.

"TRANSFER PRICE" shall mean all the consideration that Dotad Technology or its designated entity or individual is required to pay to the Shareholders in order to obtain the Transferred Equity upon each Exercise of Option. Upon each Exercise of Option of Focus Media Wireless by Dotad Technology, all the Transfer Price that Dotad Technology or its designated entity or individual shall pay to the Shareholders shall be

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calculated by multiplying the ratio of such Option Equity to the registered capital of such Focus Media Wireless with the total amount of the registered capital of such Focus Media Wireless. If there exists any regulatory provision with respect to Transfer Price under the then PRC Law, Dotad Technology or its designated entity or individual shall be entitled to determine the lowest price permitted by PRC Law as the Transfer Price.

"BUSINESS PERMITS" shall mean any approvals, permits, filings, registrations etc. which Focus Media Wireless is required to have for legally and validly operating its advertisement designing, producing, agency, publishing and all such other businesses, including but not limited to the Business License of the Corporate Legal Person, the Tax Registration Certificate and such other relevant licenses and permits as required by the then PRC Law.

"FOCUS MEDIA WIRELESS ASSETS" shall mean all the tangible and intangible assets which Focus Media Wireless owns or has the right to use during the term of this Agreement, including but not limited to any immoveable and moveable assets, and such intellectual property rights as trademarks, copyrights, patents, proprietary know-how, domain names and software use rights.

"MATERIAL AGREEMENT" shall mean an agreement to which Focus Media Wireless is a party and which has a material impact on the businesses or assets of the Focus Media Wireless,

1.2  The references to any PRC Law herein shall be deemed

     (1) to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and

     (2) to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3 Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this Agreement.

                        ARTICLE 2 - GRANT OF CALL OPTION

     The Parties agree to exclusively grant Dotad Technology hereby irrevocably and without any additional conditions with a Call Option, under which Dotad Technology shall have the right to require the Shareholders to transfer the Option Equity to Dotad Technology or its designated entity or individual in such method as set out herein and as permitted by PRC Law. Dotad Technology also agrees to accept such Call Option.

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                    ARTICLE 3 - METHOD OF EXERCISE OF OPTION

3.1 To the extent permitted by PRC Law, Dotad Technology shall have the sole discretion to determine the specific time, method and times of its Exercise of Option.

3.2 If the then PRC Law permits Dotad Technology and/or other entity or individual designated by it to hold all the equity interest of Focus Media Wireless, then Dotad Technology shall have the right to elect to exercise all of its Call Option at once, where Dotad Technology and/or other entity or individual designated by it shall accept all the Option Equity from the Shareholders at once; if the then PRC Law permits Dotad Technology and/or other entity or individual designated by it to hold only part of the equity in Focus Media Wireless, Dotad Technology shall have the right to determine the amount of the Transferred Equity within the extent not exceeding the upper limit of shareholding ratio set out by the then PRC Law (hereinafter the "SHAREHOLDING LIMIT"), where Dotad Technology and/or other entity or individual designated by it shall accept such amount of the Transferred Equity from the Shareholders. In the latter case, Dotad Technology shall have the right to exercise its Call Option at multiple times in line with the gradual deregulation of PRC Law on the permitted Shareholding Limit, with a view to ultimately acquiring all the Option Equity.

3.3 At each Exercise of Option by Dotad Technology, each of the Shareholders shall transfer their respective equity in the Focus Media Wireless to Dotad Technology and/or other entity or individual designated by it respectively in accordance with the amount required in the Exercise Notice stipulated in
     Article 3.5. Dotad Technology and other entity or individual designated by it shall pay the Transfer Price to each of the Shareholders who has transferred the Transferred Equity for the Transferred Equity accepted in each Exercise of Option. If permitted by PRC Law, Dotad Technology shall have the right to set-off the Transfer Price with it/its affiliates' credit rights (if any) against the Shareholders.

3.4 In each Exercise of Option, Dotad Technology may accept the Transferred Equity by itself or designate any third party to accept all or part of the Transferred Equity.

3.5 On deciding each Exercise of Option, Dotad Technology shall issue to the Shareholders a notice for exercising the Call Option (hereinafter the "EXERCISE NOTICE", the form of which is set out as Appendix I hereto). The Shareholders shall, upon receipt of the Exercise Notice, forthwith transfer all the Transferred Equity in accordance with the Exercise Notice to Dotad Technology and/or other entity or individual designated by Dotad Technology in such method as described in Article 3.3 herein.

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3.6  The Shareholders hereby severally undertake and guarantee that once Dotad
     Technology issues the Exercise Notice in respect to the specific Transferred Equity of the Focus Media Wireless held by it:

     (1) it shall immediately hold or request to hold a shareholders' meeting of the Focus Media Wireless and adopt a resolution through the shareholders' meeting, and take all other necessary actions to agree to the transfer of all the Call Option to Dotad Technology and/or other entity or individual designated by it at the Transfer Price and waive the possible preemption;

     (2) it shall immediately enter into an equity transfer agreement with Dotad Technology and/or other entity or individual designated by it for transfer of all the Transferred Equity to Dotad Technology and/or other entity or individual designated by it at the Transfer Price; and

     (3) it shall provide Dotad Technology with necessary support (including providing and executing all the relevant legal documents, processing all the procedures for government approvals and registrations and bearing all the relevant obligations) in accordance with the requirements of Dotad Technology and of the laws and regulations, in order that Dotad Technology and/or other entity or individual designated by it may take all the Transferred Equity free from any legal defect.

3.7 At the meantime of this Agreement, the Shareholders shall respectively enter into a power of attorney (hereinafter the "POWER OF ATTORNEY", the form of which is set out as Appendix II hereto), authorizing in writing any person designated by Dotad Technology to, on behalf of such Shareholder, to enter into any and all of the legal documents in accordance with this Agreement so as to ensure that Dotad Technology and/or other entity or individual designated by it take all the Transferred Equity free from any legal defect. Such Power of Attorney shall be delivered for custody by Dotad Technology and Dotad Technology may, at any time if necessary, require the Shareholders to enter into multiple copies of the Power of Attorney respectively and deliver the same to the relevant government department.

                   ARTICLE 4 - REPRESENTATIONS AND WARRANTIES

4.1 Each of the Shareholders hereby severally represents and warrants in respect to it self and the Focus Media Wireless as follows:

      4.1.1 Each of Shareholders is a limited liability corporation duly registered and validly existing under PRC Law, with independent status as a legal person; Each of Shareholders has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act

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            independently as a subject of actions.

      4.1.2 This Agreement is executed and delivered by Shareholders legally and properly. This Agreement constitutes the legal and binding obligations on Shareholders and is enforceable on it in accordance with its terms and conditions.

      4.1.3 The Shareholders are the enrolled legal owner of the Option Equity as of the effective date of this Agreement, and except the rights created by this Agreement, the Shareholders' Voting Rights Proxy Agreement entered into by Shareholders, Dotad Technology and Focus Media Wireless dated [ ] 2006 (the "PROXY AGREEMENT"), the Equity Pledge Agreement entered into by Shareholders, Dotad Technology and Focus Media Wireless dated [ ] 2006 (the "EQUITY PLEDGE AGREEMENT"), there is no lien, pledge, claim and other encumbrances and third party rights on the Option Equity. In accordance with this Agreement, Dotad Technology and/or other entity or individual designated by it may, after the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

      4.1.4 Focus Media Wireless shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect, and Focus Media Wireless shall have sufficient rights and qualifications to operate within PRC the businesses of value-added telecommunication service and other business relating to its current business structure. Focus Media Wireless has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, culture, news, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

                  ARTICLE 5 - UNDERTAKINGS BY THE SHAREHOLDERS

5.1 The Shareholders hereby individually undertake within the term of this Agreement that it must take all necessary measures to ensure that Focus Media Wireless is able to obtain all the Business Permits necessary for its business in a timely manner and all the Business Permits remain in effect at any time. Without the prior written consent by Dotad Technology, if the business term of Focus Media Wireless expires during the term of this Agreement, Shareholders shall then take all necessary measures to extend such business term to ensure the business term of Focus Media Wireless not be expired during the term of this Agreement.

5.2   Unless otherwise stipulated by PRC Law applicable during the term of the

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Agreement, the Shareholders hereby individually undertake within the term of this Agreement that without the prior written consent by Dotad Technology,

5.2.1 no Shareholders shall transfer or otherwise dispose of any Option Equity or create any encumbrance or other third party rights on any Option Equity;

5.2.2 it shall not increase or decrease the Focus Media Wireless Registered Capital or cast affirmative vote regarding the aforesaid increase or decrease in registered capital;

5.2.3 it shall not dispose of or cause the management of Focus Media Wireless to dispose of any of the Focus Media Wireless Assets (except as occurs during the arm's length operations);

5.2.4 it shall not terminate or cause the management of Focus Media Wireless to terminate any Material Agreements entered into by Focus Media Wireless, or enter into any other Material Agreements in conflict with the existing Material Agreements;

5.2.5 it shall not individually or collectively cause each Focus Media Wireless to conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to and approved by Dotad Technology in writing);

5.2.6 it shall not appoint or cancel or replace any executive directors or members of board of directors (if any), supervisors or any other management personnel of Focus Media Wireless to be appointed or dismissed by the Shareholders;

5.2.7 it shall not announce the distribution of or in practice release any distributable profit, dividend or share profit or cast affirmative votes regarding the aforesaid distribution or release;

5.2.8 it shall ensure that Focus Media Wireless shall validly exist and prevent it from being terminated, liquidated or dissolved;

5.2.9 it shall not amend the Articles of Association of Focus Media Wireless or cast affirmative votes regarding such amendment;

5.2.10 it shall ensure that Focus Media Wireless shall not lend or borrow any money, or provide guarantee or engage in security activities in any other forms, or bear any substantial obligations other than on the arm's length basis.
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5.3   The Shareholders hereby individually undertake that it must make all its efforts during the term of this Agreement to develop the business of Focus Media Wireless, and ensure that the operations of Focus Media Wireless are legal and in compliance with the regulations and that it shall not engage in any actions or omissions which might harm the Focus Media Wireless Assets or its credit standing or affect the validity of the Business Permits of Focus Media Wireless.

5.4 Focus Media Wireless undertakes that, before Dotad Technology exercises the Option and acquire all equity of Focus Media Wireless, Focus Media Wireless shall not do the following:

      5.4.1 Sell, transfer, mortgage or dispose by other way any assets, business, revenue or other legal rights of its own or any Focus Media Wireless, or permit creating any encumbrance or other third party's interest on such assets, business, revenue or other legal rights (except as occurs during the arm's length or operations or daily operation, or as is disclosed to Dotad Technology and approved by Dotad Technology in writing);

      5.4.2 conduct any transactions that may substantively affect the asset, liability, business operation, equity structure, equity of a third party and other legal rights (except those occurring during the arm's length operations or daily operation, or having been disclosed to Dotad Technology and approved by Dotad Technology in writing);

      5.4.3 release any dividend or share profit to Shareholders in any form.

                           ARTICLE 6 - CONFIDENTIALITY

6.1 Notwithstanding the termination of this Agreement, the Shareholders shall be obligated to keep in confidence the following information (hereinafter collectively the "CONFIDENTIAL INFORMATION"):

      (i) information on the execution, performance and the contents of this Agreement;

      (ii) the commercial secret, proprietary information and customer information in relation to Dotad Technology known to or received by it as the result of execution and performance of this Agreement; and

      (iii) the commercial secrets, proprietary information and customer information in relation to Focus Media Wireless known to or received by it as the shareholder of Focus Media Wireless.

      The Shareholders may use such Confidential Information only for the purpose of

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      performing its obligations under this Agreement. No Shareholders shall disclose the above Confidential Information to any third parties without the written consent from Dotad Technology, or they shall bear the default liability and indemnify the losses.

6.2 Upon termination of this Agreement, both Shareholders shall, upon demand by Dotad Technology, return, destroy or otherwise dispose of all the documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

6.3 Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

                          ARTICLE 7 - TERM OF AGREEMENT

7.1 Limited by the Article 7.2 and 7.3 of this Agreement, this Agreement shall take effect as of the date of formal execution by the Parties with the term of twenty (20) years, unless the Parties terminate the Agreement with the written agreement in advance, or the Parties terminate the Agreement in accordance with section 9.1 of this Agreement. Upon the expiration of this Agreement, the Agreement will be automatically renewed for one (1) year, unless Dotad Technology gives the other Parties written notice of its intention not renew at least thirty (30) days prior to expiration.

7.2 In respect of the Shareholder, when it transfer all of its Option Equity for all the equity interest they held in Focus Media Wireless to Dotad Technology and/or other entity or individual designated by it in accordance with this Agreement, the restriction under this Agreement for such shareholder as the shareholder of the Focus Media Wireless will be terminated. After termination of this Agreement in respect to such Shareholder according to this Article, this Agreement continues to be fully valid in respect to other Shareholders.

7.3 During the term of this Agreement, should the business term of Focus Media Wireless terminate by any reason; this Agreement to Focus Media Wireless and Shareholders (to the extent that it acts as the shareholder of Focus Media Wireless) will be terminated.

                               ARTICLE 8 - NOTICE

8.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

8.2 The abovementioned notice or other correspondences shall be deemed to have

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      been delivered when it is transmitted if transmitted by facsimile; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

                  ARTICLE 9 - LIABILITY FOR BREACH OF CONTRACT

9.1 The Parties agree and confirm that, if any party (hereinafter the "DEFAULTING Party") breaches substantially any of the provisions herein or omits substantially to perform any of the obligations hereunder, or fails substantially to perform any of the obligations under this Agreement, such a breach or omission shall constitute a default under this Agreement (hereinafter a "DEFAULT"), then non-defaulting Party shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of non-defaulting Party's notifying the Defaulting Party in writing and requiring it to rectify the Default, then non-defaulting Party shall have the right at its own discretion to select any of the following remedial measures:

      (1) to terminate this Agreement and require the Defaulting Party to indemnify it for all the damage; or

      (2) specific performance of the obligations of the Defaulting Party hereunder and require the Defaulting Party to indemnify it for all the damage.

9.2 The Parties agree and confirm that in no circumstances shall the Shareholders request the termination of this Agreement for any reason, except otherwise stipulated by law or this Agreement.

9.3 Notwithstanding any other provisions herein, the validity of this Article shall stand disregarding the suspension or termination of this Agreement.

                           ARTICLE 10 - MISCELLANEOUS

10.1 This Agreement shall be prepared in the Chinese language in four (4) original copies, with each involved Party holding one (1) copy hereof.

10.2 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to PRC Law.

10.3 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties to the dispute, and if the Parties to the dispute cannot reach an agreement regarding such disputes within [thirty (30)]

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      days of their occurrence, such disputes shall be submitted to China
      International Economic and Trade Arbitration Commission for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties to the dispute.

10.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

10.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter the "PARTY'S RIGHTS") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

10.6 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the interpretation of the provisions hereof.

10.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

10.8 Upon execution, this Agreement shall substitute any other legal documents previously executed by the Parties on the same subject.

10.9 Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

10.10 Without prior written consent by Dotad Technology, the Shareholders shall not transfer to any third party any of its right and/or obligation under this Agreement, Dotad Technology shall have the right to transfer to any third party designated by it any of its right and/or obligation under this Agreement after notice to the Shareholders.

10.11 This Agreement shall be binding on the legal successors of the Parties. IN WITNESS HEREOF, the following Parties have caused this Call Option Agreement to be executed as of the date and in the place first here above mentioned.

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SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(chop)
Signature by Legal Representative:   /s/ Jason Nanchun Jiang
                                  -----------------------------

SHANGHAI FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(chop)
Signature by Legal Representative:   /s/ Jason Nanchun Jiang
                                  -----------------------------

BEIJING DOTAD TECHNOLOGY CO., LTD.
(chop)
Signature by Legal Representative:   /s/ Jason Nanchun Jiang
                                  -----------------------------

BEIJING FOCUS MEDIA WIRELESS CO., LTD.
Signature by Legal Representative:   /s/ Jason Nanchun Jiang
                                  -----------------------------

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APPENDIX I:

                      FORMAT OF THE OPTION EXERCISE NOTICE

To: [Name of the Shareholder(s)]

As our company and you/your company signed an Call Option Agreement as of [date], 2006 (hereinafter the "OPTION AGREEMENT"), and reached an agreement that you/your company shall transfer the equity you/your company hold in [name of the Focus Media Wireless](hereinafter the "FOCUS MEDIA WIRELESS") to our company or any third parties designated by our company on demand of our company to the extent as permitted by PRC Law and regulations,

Therefore, our company hereby gives this Notice to you/your as follows:

Our company hereby requires to exercise the Call Option under the Option Agreement and [our company]/[name of company/individual] designated by our company shall accept the equity you/your company hold accounting for ______% of Focus Media Wireless Registered Capital (hereinafter the "PROPOSED ACCEPTED EQUITY"). You/Your company is required to forthwith transfer all the Proposed Accepted Equity to [our company]/[name of designated company/individual] upon receipt of this Notice in accordance with the agreed terms in the Option Agreement.

Best regards,

                                              BEIJING DOTAD TECHNOLOGYCO., LTD.
                                                                         (Chop)

                                        Authorized Representative: ____________
                                                             Date: ____________

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APPENDIX II:

                          FORM OF THE POWER OF ATTORNEY

The company hereby irrevocably entrust Mr. Jason Nanchun Jiang [Identity Card number: 310109730305521] , as the authorized representative of the company, to sign the Equity Transfer Agreement between the company and Beijing Dotad Technology Co., Ltd. regarding the Equity Transfer of Beijing Focus Media Wireless Co., Ltd. and other relevant legal documents.

The company hereby confirms that once the Equity Transfer Agreement between the company and Beijing Dotad Technology Co., Ltd. regarding the Equity Transfer of Beijing Focus Media Wireless Co., Ltd. and other relevant legal documents are signed by the entrusted representative for and on behalf of the company, such agreement and other relevant legal documents constitute the legal and binding obligations on the company.

                            Shanghai Focus Media Advertisement Co., Ltd.
                            (Chop)
                                             Signature: _______________
                                             Date: ____________________

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                          FORM OF THE POWER OF ATTORNEY

The company hereby irrevocably entrust Mr. Jason Nanchun Jiang [Identity Card number: 310109730305521] , as the authorized representative of the company, to sign the Equity Transfer Agreement between the company and Beijing Dotad Technology Co., Ltd. regarding the Equity Transfer of Beijing Focus Media Wireless Co., Ltd. and other relevant legal documents.

The company hereby confirms that once the Equity Transfer Agreement between the company and Beijing Dotad Technology Co., Ltd. regarding the Equity Transfer of Beijing Focus Media Wireless Co., Ltd. and other relevant legal documents are signed by the entrusted representative for and on behalf of the company, such agreement and other relevant legal documents constitute the legal and binding obligations on the company.

                            Shanghai Focus Media Advertising Agency Co., Ltd.
                            (Chop)
                                           Signature: _______________
                                           Date: ____________________

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